                                                                EXHIBIT 10.13.3




                       THIRD AMENDMENT TO SECOND RESTATED
                                CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO SECOND RESTATED CREDIT AGREEMENT (herein called this "Amendment") made as of the 19th day of December, 1995 by and among Cliffs Drilling Company, a Delaware corporation ("Borrower"), Cliffs Oil and Gas Company, a Delaware corporation ("COG"), Cliffs Drilling International, Inc., a Delaware corporation ("CDI") and Internationale Nederlanden (U.S.) Capital Corporation, a Delaware corporation ("Lender"),


                              W I T N E S S E T H:

         WHEREAS, Borrower, COG, CDI and Lender have entered into that certain Second Restated Credit Agreement dated as of March 28, 1994, as amended by that certain First Amendment to Second Restated Credit Agreement dated as of May 17, 1994, and by that certain Second Amendment to Second Restated Credit Agreement dated as of September 26, 1995 (as so amended, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lender made, and became obligated to make, loans to Borrower as therein provided; and

         WHEREAS, Borrower and Lender desire to amend the Original Agreement for the purposes set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           Definitions and References

         Section 1.1 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                 "Amendment" means this Third Amendment to Second Restated Credit Agreement.

                 "Amendment Documents" means (i) this Amendment, (ii) the Renewal Note, (iii) the Fifth Amendment to Deed of Trust, Security Agreement, Assignment of Security Interests and Liens, Assignment of Production and Financing Statement,

         (iv) the Fourth Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement and Financing Statement, (v) the Second Amendment to First Restated Security Agreement, (vi) the Third Amendment to Preferred Fleet Mortgage, (vii) the Second Amendment to Collateral Pledge Agreement, and (viii) the Fourth Amendment to Louisiana Security Agreement, Assignment of Production and Financing Statement.

                 "Credit Agreement" means the Original Agreement as amended hereby.

                  "Renewal Note" has the meaning given such term in Section 3.1.


                                  ARTICLE II.

                        Amendments to Original Agreement

         Section  2.1.  Definitions.  The definition of "Borrowing Base" in
Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                 "`Borrowing Base' shall mean, at a particular date and as established pursuant to Section 2.1.7, the sum of (a) 80% of Eligible Accounts at such date, plus (b) the Oil and Gas Reserves at such date, plus (c) 80% of the Eligible Turnkey Drilling Contract Amounts, plus
         (d) 50% of Fleet Value; provided, however, the amount of the Borrowing Base derived from the Eligible Accounts, Oil and Gas Reserves or Eligible Turnkey Drilling Contract Amounts owned by COG or CDI, respectively, shall not exceed the limitation of liability in the guaranty of such Related Person."

         The following definitions of "Fleet" and "Fleet Value" are hereby added to Section 1.1 of the Original Agreement immediately following the definition of "Fixed Rate Portion":

                 "`Fleet' shall mean the mobile offshore drilling units, mobile offshore production units and land drilling rigs, including all related personal property and equipment, owned by Borrower and described as follows:

                 Langley                                    Official No. 501872
                 Cliffs LaSalle                             Official No. 644595
                 Cliffs Drilling No. 8                      Official No. 587412
                 Cliffs Drilling No. 9                      Official No. 601376
                 Cliffs Drilling No. 11                     Official No. 617208
                 Cliffs Drilling No. 12                     Official No. 622669
                 Cliffs Drilling No. 14                     Official No. 625968
                 Marlin No. 4                               (MOPU)
                 Rig 28                                     (Land)
                 Rig 40                                     (Land)
                 Rig 41                                     (Land)
                 Rig 42                                     (Land)

                 Rig 43                                     (Land)
                 Rig 54                                     (Land)

                 `Fleet Value' shall mean the value attributed at a particular date, to the Fleet in a published report by Jeffries & Companies, William McKay & Gordon, or such other analyst of the market value of drilling rigs as is reasonably acceptable to Lender; provided that in the event that such value has not been updated by such a report reasonably acceptable to Lender within 12 months, or if such a value is in the reasonable determination of Lender no longer reflective of market value of drilling rigs, the `Fleet Value' shall mean the value determined by an appraisal of the Fleet, provided that the appraiser and the form and scope of the appraisal are satisfactory to Lender. If an appraisal of the Fleet is required by the preceding sentence, then, until such appraisal is delivered to Lender, the `Fleet Value' may be determined by the Lender in its sole discretion."

         The definition of "Revolving Credit Commitment Termination Date" in
Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                 "`Revolving Credit Commitment Termination Date' shall mean January 1, 1998 or any extension thereof pursuant to Section 2.1.3 or, if such date is not a Business Day, the Business Day next preceding such date, or any earlier date on which the Revolving Credit Commitment has been reduced to zero by Borrower or has been terminated by Lender pursuant to Section 7.2."

         Section 2.2. Revolving Credit Commitment. The following sentence is hereby added to Section 2.1.1 of the Original Agreement immediately following the first sentence thereof:

         "Notwithstanding the foregoing, Borrower may use funds from a Revolving Credit Loan for the purpose of redeeming shares of its convertible exchangeable preferred stock pursuant to Section 6 of the Certificate of Designations of Borrower dated September 20, 1988, so long as (i) such Revolving Credit Loan, when made, does not exceed the then Available Revolving Credit Commitment and (ii) Borrower complies with any requirements of Regulation G which Lender may determine applicable to such Revolving Credit Loan."

         Section 2.3. Borrowing Base Determinations. Section 2.1.7 of the Original Agreement is hereby amended in its entirety to read as follows:

                 "(a)     The Borrowing Base as of the Closing Date is
         acknowledged by the Related Persons and Lender to be $20,000,000. From December 19, 1995, through the Revolving Credit Commitment Termination Date and subject to the further provisions of this Section, the Borrowing Base shall be redetermined quarterly on the basis of information supplied by the Related Persons in compliance with the provisions of this Agreement, including, without limitation, Borrowing Base Certificates, Receivable Reports and Reserve Reports, and all other information then available to Lender. Notwithstanding the foregoing, Lender may, in the exercise of its good faith discretion, make redeterminations of the Borrowing Base (i) no more frequently than quarterly on the basis of information then available to Lender regarding Credit Accounts, (ii) at any time and from time to time on the basis of information then available to Lender regarding Mortgaged Properties and (iii) at any time and from time to time upon the occurrence of any event or change having a Material Adverse Effect.

                 (b) The Borrowing Base at any particular date shall be that set forth in the most recent Borrowing Base Certificate submitted to Lender pursuant to subsection 5.2, as such figure may be adjusted or redetermined from time to time by Lender. Lender shall notify Borrower orally or by facsimile within five Business Days after receipt of the Borrowing Base Certificate (confirming such notice promptly in writing) of its determination, and the Borrowing Base so communicated to Borrower shall become effective upon such verbal or facsimile notification by Lender to Borrower. Any Borrowing Base established pursuant to this Agreement shall remain in effect until the next subsequent determination of the Borrowing Base. The Borrowing Base shall represent the determination by Lender, in accordance with the applicable definitions and provisions herein contained and with consideration for the nature of the facilities established hereunder, of the value, for loan purposes, of the Eligible Accounts, the Oil and Gas Reserves, the Eligible Turnkey Drilling Contracts, and the Fleet Value. Furthermore, the Related Persons acknowledge that the determination of the Borrowing Base contains an equity cushion (market value in excess of loan value), which is acknowledged by the Related Persons to be essential for the adequate protection of Lender. Determination of the Oil and Gas Reserves shall be made by Lender in its sole and absolute discretion."

         Section 2.4. Reports. Section 5.2 of the Original Agreement is hereby amended in its entirety to read as follows:

                 "5.2.    Reports.  Each Related Person will deliver to Lender,
         on or before the 20th day after the end of each calendar quarter, a Borrowing Base Certificate, a Receivables Report, a brief report on the status and location of all drilling rigs and production units, and a

         Contracts Report, each of which shall be certified by the Chief Financial Officer of each Related Person."

         Section 2.5. Dividends and Distributions. Section 6.5 of the Original Agreement is hereby amended in its entirety to read as follows:

                 "6.5.    Dividends and Distributions.  In any fiscal year of
         the Consolidated Group, no Related Person will declare, pay or make, whether in cash or Property of any Related Person or any Subsidiary of any Related Person, any dividend or distribution on, or purchase, redeem or otherwise acquire for value, any share of, any class of its capital stock; provided, however, the foregoing restriction shall not apply to (i) dividend payments not exceeding the aggregate amount of $665,000 for any calendar quarter payable to holders of shares of convertible exchangeable preferred stock of Borrower outstanding on the Closing Date; provided, however, such quarterly dividend payments shall not be distributed after the occurrence of or during the continuance of a Default or an Event of Default, (ii) redemptions of shares of convertible exchangeable preferred stock of Borrower outstanding at the Closing Date, pursuant to Sections 6 and 7 of the Certificate of Designations of Borrower dated September 20, 1988, or
         (iii) the purchase by Borrower of an aggregate of up to 600,000 shares of its common stock (0.01 par value per share) in the open market (including 250,000 shares described in that certain Third Consent and Agreement dated as of April 14, 1993 between Borrower, CDI, COG and Lender and 250,000 shares described in that certain First Amendment to Second Restated Credit Agreement dated as of May 17, 1994 by and among Borrower, CDI, COG and Lender)."

         Section 2.6. Exhibits. Exhibit 1.1 to the Original Agreement is hereby amended in its entirety to read as set forth on Exhibit 1.1 hereto.

         Exhibit 1.8 to the Original Agreement is hereby amended in its entirety to read as set forth on Exhibit 1.8 hereto.


                                  ARTICLE III.

                          Conditions of Effectiveness

         Section 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when (i) Lender shall have received, at Lender's office, a counterpart of this Amendment executed and delivered by Borrower, (ii) Borrower shall have issued and delivered to Lender a promissory note with appropriate insertions in the form attached hereto as
Exhibit 1.8 payable to the order of Lender on or before January 1, 1998 (such note being herein called the "Renewal Note"), duly executed on behalf of Borrower, and dated the date hereof, (iii)

Lender shall have received each of the other Amendment Documents executed and delivered by Borrower, (iv) Borrower shall have paid Lender the fee set forth in the letter agreement dated of even date herewith between Borrower and Lender, and (v) Lender shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Lender, duly authorized, executed and delivered, and in form and substance satisfactory to Lender:

                 (a) Opinion of Counsel for Borrower. A written opinion of Messrs. Griggs & Harrison, counsel for Borrower, COG, and CDI dated as of the date of this Amendment, addressed to Lender, to the effect that this Amendment and the other Amendment Documents have been duly authorized, executed and delivered by Borrower, COG, and CDI and that the Credit Agreement and the other Amendment Documents constitute the legal, valid and binding obligations of Borrower, COG, and CDI enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to general principles of equity).

                 (b) Supporting Documents. A certificate of the Secretary of each of Borrower, COG and CDI dated the date of this Amendment certifying that the resolutions adopted by the Board of Directors of Borrower, as attached as Exhibit A to those certain Secretary's Certificates of each of Borrower, COG and CDI dated March 28, 1994, have not been amended, modified or revoked in any respect and are in full force and effect on the date hereof and authorize the execution, delivery and performance of this Amendment and the other Amendment Documents and certifying the names and true signatures of the officers of Borrower, COG and CDI authorized to sign this Amendment and the other Amendment Documents.


                                  ARTICLE IV.

                         Representations and Warranties

         Section 4.1. Representations and Warranties of Borrower. In order to induce Lender to enter into this Amendment, Borrower represents and warrants to Lender that:

                 (a) The representations and warranties contained in subsections 4.1, 4.2, 4.4, 4.6 and 4.27 of Article 4 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

                 (b) Borrower, COG and CDI are each duly authorized to execute and deliver this Amendment and the other Amendment Documents, and Borrower is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Borrower, COG and CDI have each duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents and to authorize the performance of the obligations of Borrower, COG and CDI hereunder and thereunder.

                 (c) The execution and delivery by Borrower, COG and CDI of this Amendment and the other Amendment Documents (to which each is a party), the performance by Borrower, COG and CDI of their respective obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, COG or CDI, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, COG or CDI, or result in the creation of any lien, charge or encumbrance (other than those in favor of Lender) upon any assets or properties of Borrower, COG or CDI. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower, COG and CDI of this Amendment and the other Amendment Documents or to consummate the transactions contemplated hereby and thereby.

                 (d) When duly executed and delivered, each of this Amendment, the Credit Agreement and the other Amendment Documents will be a legal and binding instrument and agreement of Borrower, COG and CDI, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.


                                   ARTICLE V.

                                 Miscellaneous

         Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deeded to be a reference to the Original Agreement as hereby amended. Any reference to the Revolving Credit Note in any Loan Document shall be deemed to be a reference to the Renewal Note. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

         Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Related Person hereunder or under the Credit Agreement to Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Related Person under this Amendment and under the Credit Agreement.

         Section 5.3. Loan Documents. This Amendment and each other Amendment Documents is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

         Section 5.4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

         Section 5.5. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         Section 5.6. AMENDMENT SUPERSEDING. THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SHALL SUPERSEDE ANY PRIOR AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                  CLIFFS DRILLING COMPANY



                                 By: /s/  EDWARD A. GUTHRIE
                                     ----------------------------------
                                     Edward A. Guthrie
                                     Vice President - Finance



                                  CLIFFS OIL AND GAS COMPANY



                                 By: /s/  EDWARD A. GUTHRIE
                                     ----------------------------------
                                     Edward A. Guthrie
                                     Vice President - Finance



                                  CLIFFS DRILLING INTERNATIONAL, INC.



                                 By: /s/  EDWARD A. GUTHRIE
                                     ---------------------------------
                                     Edward A. Guthrie
                                     Vice President - Finance



                                  INTERNATIONALE NEDERLANDEN (U.S.)
                                  CAPITAL CORPORATION



                                 By: /s/  ROLAND BOEKHOUT
                                     ---------------------------------
                                     Roland Boekhout
                                     Title: Associate

                             CONSENT AND AGREEMENT


         Each of Cliffs Oil and Gas Company and Cliffs Drilling International, Inc., hereby consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms the First Restated Guaranty dated as of December 13, 1991 (as heretofore amended) made by it for the benefit of Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.


                                      CLIFFS OIL AND GAS COMPANY


                                      By: /s/  EDWARD A. GUTHRIE
                                          -----------------------------
                                          Edward A. Guthrie
                                          Vice President - Finance


                                      CLIFFS DRILLING INTERNATIONAL, INC.


                                      By: /s/  EDWARD A. GUTHRIE
                                          -----------------------------
                                          Edward A. Guthrie
                                          Vice President - Finance

                                                                     EXHIBIT 1.1




                                    FORM OF
                           BORROWING BASE CERTIFICATE


         This Borrowing Base Certificate is being delivered pursuant to Section
5.2 of that one certain Second Restated Credit Agreement (as may be amended, restated, modified and supplemented and in effect from time to time, the "Credit Agreement") dated as of March 28, 1994, by and among Cliffs Drilling Company ("Borrower"), Cliffs Oil and Gas Company ("COG") and Cliffs Drilling International Inc.( "CDI"), each a Delaware corporation, and Internationale Nederlanden (U.S.) Capital Corporation ("Lender"). All capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Credit Agreement.

         Borrower, COG and CDI hereby represent, warrant, and acknowledge to Lender that:

                 (a) all representations and warranties made by any Related Person in any Loan Document delivered on or before the date hereof are true on and as of the date hereof (except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated in the Credit Agreement) as if such representations and warranties had been made as of the date hereof;

                 (b) attached hereto is a schedule of calculations showing Borrower's compliance as of ______________________ (the "Reporting Date") with the requirements of Sections 6.14 and 6.16 of the Agreement [and Borrower's non-compliance as of such date with the requirements of Section(s) ______________ of the Agreement];

                 (c) on the Reporting Date Borrower was, and on the date hereof Borrower is, in full compliance with the disclosure requirements of Section 5.7 of the Agreement, and no Default otherwise existed on the Reporting Date or otherwise exists on the date of this instrument [except for Default(s) under Section(s) _______________ of the Agreement, which [is/are] more fully described on a schedule attached hereto].

         The officer of Borrower signing this instrument hereby certifies that he has reviewed the Loan Documents and has otherwise undertaken such inquiry as is in his opinion necessary to enable him to express an informed opinion with respect to the above representations, warranties and acknowledgments of Borrower and, to the best of his knowledge, such representations, warranties, and acknowledgments are true, correct and complete.

         The undersigned, each an officer of Borrower, COG, and CDI hereby certify to Lender that the following is a true and accurate calculation of the Borrowing Base as of the Reporting Date, as determined in accordance with the requirements of the Credit Agreement:


(i)       Eligible Accounts:                            $
                                                         ---------

(ii)      80% of Eligible Accounts:                     $
                                                         ---------

(iii)     Oil and Gas Reserves:                         $
                                                         ---------

(iv)      Eligible Turnkey Drilling Contract Amounts    $
                                                         ---------

(v)       80% Eligible Turnkey Drilling
          Contract Amounts                              $
                                                         ---------

(vi)      Fleet Value                                   $
                                                         ---------

(vii)     50% of Fleet Value                            $
                                                         ---------

(viii)    Borrower' determination of Borrowing
          Base (sum of lines (ii), (iii), (v)
          and (vii) (not to exceed $20,000,000):        $
                                                         ---------

(ix)      Loan Balance:                                 $
                                                         ---------

(x)       Letter of Credit Exposure
          (not to exceed $10,000,000):                  $
                                                         ---------

(xi)      Total Exposure
          (sum of lines (ix) and (x))                   $
                                                         ---------

(xii)     Available Commitment
          (line (viii) minus line (xi)):                $
                                                         ---------

         IN WITNESS WHEREOF, the undersigned have caused this Certificate to be duly executed as of the 19th day of December, 1995.


CLIFFS OIL AND GAS COMPANY                  CLIFFS DRILLING COMPANY



By:                                         By:
   -------------------------                   -------------------------
   Name:                                       Name:
        --------------------                        --------------------
   Title:                                      Title:
         -------------------                         -------------------



                                            CLIFFS DRILLING INTERNATIONAL, INC.


                                            By:
                                               -------------------------
                                               Name:
                                                    --------------------
                                               Title:
                                                     -------------------


                    LENDER'S DETERMINATION OF BORROWING BASE


(a)   Borrower's determination of
      Borrowing Base:                              $
                                                    ----------

(b)   Lender's Adjustment to Borrowing Base        $
                                                    ----------

(c)   Borrowing Base                               $
                                                    ----------

(d)   Loan Balance:                                $
                                                    ----------

(e)   Letter of Credit Exposure
      (not to exceed $10,000,000):                 $
                                                    ----------

(f)   Total Exposure
      (sum of lines (d) and (e)):                  $
                                                    ----------

(g)   Available Commitment
      (line (c) minus line (f)):                   $
                                                    ----------

                                                                     EXHIBIT 1.8



                            REVOLVING CREDIT NOTE


$20,000,000                  New York, New York                December 19, 1995

         FOR VALUE RECEIVED, the undersigned, CLIFFS DRILLING COMPANY, a Delaware corporation (herein called "Borrower"), hereby promises to pay to the order of INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION (herein called "Lender"), the principal sum of Twenty Million Dollars ($20,000,000) or, if less, the aggregate unpaid principal amount of the Revolving Credit Loans outstanding under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the New York Branch of Lender, 135 East 57th Street, New York, New York or at such other place as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain Second Restated Credit Agreement dated as of March 28, 1995 among Borrower, Cliffs Oil and Gas Company, Cliffs Drilling International, Inc., and Lender, as amended by the First Amendment to Second Restated Credit Agreement dated as of May 17, 1994, the Second Amendment to Second Restated Credit Agreement dated as of September 26, 1995, and the Third Amendment to Second Restated Credit Agreement dated of even date herewith (herein, as so amended and as from time to time further supplemented, amended or restated, called the "Credit Agreement"), and is the Revolving Credit Note as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Instruments (as identified and defined in the Credit Agreement). Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Instruments for a description of the nature and extent of the security thereby provided and the rights of the parties thereto. This Note is given in renewal, extension and restatement of (but not in extinguishment or novation of) that certain promissory note dated March 28, 1994, made by Borrower payable to the order of Lender in the stated principal amount of $20,000,000, which note was given in renewal, extension and restatement of (but not in extinguishment or novation of) that certain promissory note dated December 23, 1993, made by Borrower payable to the order of Lender.




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
         For the purpose of this Note, the following terms have the meanings assigned to them below:

         "Base Rate Payment Date" means (i) the last day of each calendar quarter, beginning December 31, 1995, and (ii) any day on which past due interest or principal is owed hereunder and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal hereon shall be deferred from one Base Rate Payment Date to another day, such other day shall also be a Base Rate Payment Date.

         "Maximum Rate" means at the particular time in question the maximum rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower from time to time as of the effective time of each change in such maximum rate.

         The principal amount of this Note, together with all interest accrued hereon, shall be due and payable in full on January 1, 1998.

         The Base Rate Portion of the Revolving Credit Loans (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the Base Rate in effect on such day. On each Base Rate Payment Date Borrower shall pay to the holder hereof all unpaid interest which has accrued on the Base Rate Portion to but not including such Base Rate Payment Date. Each Fixed Rate Portion of the Revolving Credit Loan (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day during the related Interest Period at the related Fixed Rate in effect on such day. On each Fixed Rate Payment Date relating to such Fixed Rate Portion Borrower shall pay to the holder hereof all unpaid interest which has accrued on such Fixed Rate Portion to but not including such Fixed Rate Payment Date. All past due principal of and past due interest on the Revolving Credit Loan shall bear interest on each day outstanding at the Default Rate in effect on such day, and such interest shall be due and payable daily as it accrues. Notwithstanding the foregoing provisions of this paragraph, if at any time the rate at which interest is payable on this Note (considering together all portions of the Revolving Credit Loan and the interest payable thereon) exceeds the Maximum Rate, this Note shall bear interest at the Maximum Rate only but shall continue to bear interest at the Maximum Rate until such time as the total amount of interest accrued hereon equals (but does not exceed) the total amount of interest which would have accrued hereon had there been no Maximum Rate applicable hereto.

         Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable law, may be charged on this

Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

         If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

         Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.


                                        CLIFFS DRILLING COMPANY



                                       By: /s/  EDWARD A. GUTHRIE
                                           -------------------------------
                                           Edward A. Guthrie
                                           Vice President - Finance


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